SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 1, 1999


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                     333-24111                   33-0761578
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired a Local Limited Partnership Interest in Summer Wood, Ltd., an Alabama limited partnership (the "Local Limited Partnership" or "SUMMER WOOD"). SUMMER WOOD owns the Summer Wood Apartments in Camden, Alabama (the "Apartment Complex").

         The following table contains information concerning the Apartment Complex and the Local Limited Partnership identified herein:

                                                                                                          LOCAL
                                           ACTUAL OR                                                      LIMITED
                                           ESTIMATED    ESTIMATED                            PERMANENT    PARTNER-
                PROJECT                    CONSTRUC-    DEVELOPMENT                          MORTGAGE     SHIP'S
LOCAL           NAME AND                   TION         COST         NUMBER OF     BASIC     LOAN         ANTICIPATED  YEAR CREDITS
LIMITED         NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY   PRINCIPAL    TAX CREDITS  TO BE FIRST
PARTNERSHIP     OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS     AMOUNT       (1)          AVAILABLE
--------------- ------------- ------------ ------------ ------------ ------------- --------- ------------ ------------ -------------
SUMMER          Summer Wood   Camden       November     $2,260,515   18 2BR units  $235      $65,000      $1,775,611   1999
WOOD            Apartments    (Wilcox      1999                      14 3BR units  $309      RB (2)
                              County),
                5 buildings   Alabama                                                        $785,000
                                                                                             HOME (3)
--------------- ------------- ------------ ------------ ------------ ------------- --------- ------------ ------------ -------------

(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2) Regions Bank ("RB") will provide the first mortgage loan for a term of 20 years at an annual interest rate of 8%. Principal and interest will be payable monthly, based on a 20-year amortization schedule.

(3) Alabama Housing Finance Authority will provide HOME funds for the second mortgage loan for a term of 20 years at an annual interest rate of 0.5%. Principal and interest will be payable monthly, based on a 20-year amortization schedule.

Camden (SUMMER WOOD): Camden (population 2,500) is the county seat of Wilcox County, Alabama, and is on State Highways 28, 41, 164, 221 and 265, approximately 35 miles south of Selma. The major employers for Camden residents are MacMillan Bloedel Packaging, Simplex Industries and International Knife and Saw Inc.

                                          LOCAL                                                                   ESTIMATED
                                          GENERAL                        SHARING RATIOS:                          ACQUISITION
LOCAL           LOCAL                     PARTNER        SHARING         ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED         GENERAL      PROPERTY     DEVELOPMENT    RATIOS:         SALE OR REFINANCING  SERIES 6's CAPITAL  TO FUND
PARTNERSHIP     PARTNER      MANAGER (1)  FEE (2)        CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)    MANAGER

--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ---------------
SUMMER WOOD     ACHR         Charter      $279,756       WNC: Greater    99.98/.01/.01        $1,287,189          $119,000
                             Property                    of 10% or       50/50
                             Management                  $500
                             Co., Inc.                   LGP: 70% of
                                                         the balance
                                                         The balance:
                                                         30/70
--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ---------------

(1) The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex. Although in some instances the maximum annual management fee payable to the property manager is determined pursuant to lender regulations, in most cases the fee is equal to market rate.


                                       2


(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 6 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 6 and (ii) the Local General Partner.

(6)  Series  6  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.


Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired

              Inapplicable.

         b.   Proforma Financial Information

              Proforma Balance Sheet, December 31, 1998 (Unaudited) Notes to Proforma Balance Sheet

         c.   Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Summer Wood, Ltd.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                             PROFORMA BALANCE SHEET
                                December 31, 1998

                                     ASSETS

                                                            Historical           Proforma              Proforma
                                                             Balance           Adjustments              Balance
Cash and cash equivalents                                  $ 372,505          $ 5,208,360
                                                                                 (427,315)
                                                                                 (305,201)            $ 4,848,349

Subscriptions receivable                                   1,030,915              305,201               1,336,116

Investment in limited partnerships, net                    6,440,762            4,168,282
                                                                                  427,315              11,036,359

Loan receivable                                               50,000              (50,000)

Other assets                                                     -                     -                       -
                                                        ------------        -------------           -------------

                                                         $ 7,894,182          $ 9,326,642            $ 17,220,824
                                                           =========           ==========              ==========

                        LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Notes Payable to limited partnerships                   $ 1,734,427           $ 4,168,282
                                                                                 (50,000)             $ 5,852,709

Loan payable                                                113,269                                       113,269

Accrued fees and expenses due to
  general partner and affiliates                            173,323                     -                 173,323
                                                        -----------          ------------             -----------
                                                          2,021,019             4,118,282               6,139,301
                                                          ---------             ---------               ---------

PARTNERS' EQUITY (DEFICIT)
  General partner                                            (7,977)               (8,961)                (16,938)
  Limited partners                                        5,881,140             5,217,321              11,098,461
                                                          ---------             ---------              ----------
              Total partners' equity                      5,873,163             5,208,360              11,081,523
                                                          ---------             ---------              ----------

                                                         $ 7,894,182          $ 9,326,642            $ 17,220,824
                                                         ===========           ==========            ============


                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet
                                      FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                NOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS



NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated December 31, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of December 31, 1998, the Partnership had acquired a limited partnership interest in four limited partnerships: Trenton Village Apartments., L.P. (TRENTON); United Development Co., L.P. - 97.0 (UNITED 97.0); Desloge Associates I, L.P. (DESLOGE);.and Brighton Ridge Apartments, L.P. (BRIGHTON RIDGE). Each owns one apartment complex. Subsequent to December 31, 1998, the Partnership has acquired an interest in three limited partnerships: Ottawa I, L.P. (OTTAWA), Preservation Partners I, L.P. (PRESERVATION), and Summer Wood, Ltd. (SUMMER
WOOD). OTTAWA and SUMMER WOOD each owns one apartment complex. PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). The Partnership is negotiating to acquire limited partnership interest in one other partnership that owns one apartment complex: West Mobile County Housing, Ltd. (WEST MOBILE). These investments commit the Partnership to capital contributions as follows:


                        OTTAWA                              $ 402,847
                        PRESERVATION AUTUMN                   166,315
                        PRESERVATION PONTIAC                  166,084
                        PRESERVATION SHUMWAY                  182,299
                        SUMMER WOOD                         1,287,189
                        WEST MOBILE                         1,963,548
                                                            ---------
                                                           $4,168,282
                                                           ==========

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $5,208,360 reflects the net proceeds from December 31, 1998 to May 1, 1999 from issuance of 6,401 units of limited partners' capital ($6,401,000 less notes receivable and commissions and offering costs of $296,500 and $896,140, respectively.) The second adjustment to cash and the adjustment to subscriptions receivable of $305,201 reflects the collection of subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and the first adjustment to notes payable to limited partnerships of $4,168,282 reflects the Partnership's acquisition of the three limited partnership interests as if the Partnership's date of acquisition was December 31, 1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $427,315 reflects the acquisition fee from the proceeds raised from December 31, 1998 to May 1, 1999. The second adjustment to notes payable and the adjustment to loan receivable of $50,000 reflects the application of the loan receivable to the note payable upon acquisition of the limited interest in PRESERVATION.

The four limited partnerships (six apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: May 6, 1999                 By:   WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ JOHN B. LESTER, JR.
                                               John B. Lester, Jr.,
                                               President

                                  EXHIBIT INDEX

Exhibit
Number               Description

10.1           Amended and  Restated  Agreement of Limited Partnership of Summer
               Wood, Ltd.